Exhibit 10.2

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Subscriber”) of Valor Gold Corp. (the “Company”).  The Company is conducting a private placement (the “Offering”) of [____] its securities at a purchase price of Ten Cents ($0.10) per share (the “Purchase Price”). Each Subscriber shall have the option to elect to purchase either (i) shares of the Company’s common stock (the “Common Stock”), par value $0.0001 per share or (ii) at the election of any purchaser who would, as a result of purchase of the shares of Common Stock become a beneficial owner of five (5%) percent or greater of the outstanding Common Stock of the Company, shares of the Company’s newly designated Series B Preferred Stock, par value $0.0001 per share, which is convertible into one (1) share of Common Stock, with such rights and designations as set forth in the form of Certificate of Designation, attached hereto as Exhibit A, (the “Preferred Shares” and collectively with the shares of Common Stock, the “Shares” or the “Securities”). Subscribers have the option of to purchase the Preferred Shares by electing such option on page 22 of this Agreement.  The Company anticipates implementing a reverse split of its issued and outstanding Common Stock.  All per share and dollar amounts referenced herein are not reflective of the anticipated reverse stock split.

In conjunction with the Offering, the Company intends to acquire, through share exchange (the “Vaporin Acquisition”), the assets and business of Vaporin Inc., a company engaged in the sale and distribution of electronic cigarette products, which transaction shall close contemporaneously with the first closing on the Offering.  Each Subscriber will receive contemporaneous herewith a draft of a Current Report on Form 8-K for the Company describing the Vaporin Acquisition, including a description of important risks and other considerations, and such draft Current Report and the existing filings and reports of the Company with the Securities and Exchange Commission (“SEC”) at WWW.SEC.GOV   will be the information made available by the Company in connection with the Offering (collectively, the “Information Package”).

The Use of Proceeds of the Offering shall be as set forth herein.

Additionally, in connection with the Offering, the Company may utilize one or more placements agents who may receive up to 10% of the gross Offering proceeds as fees.

IMPORTANT INVESTOR NOTICES

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THESE SECURITIES EXCEPT FOR THIS AGREEMENT AND ANY SUPPLEMENTS HERETO, AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN.

THIS AGREEMENT IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.  EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT, ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.

THIS AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING THE COMPANY, OR AN INVESTMENT IN THE OFFERING. THIS AGREEMENT DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT.  YOU MUST CONDUCT AND RELY ON YOUR OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.

THIS AGREEMENT CONTAINS A SUMMARY OF CERTAIN PROVISIONS OF VARIOUS DOCUMENTS RELATING TO THE OPERATIONS OF THE COMPANY.  THESE SUMMARIES DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS.

THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED.  EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS AGREEMENT AT ANY TIME NOR ANY SALE OF SECURITIES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.  THE COMPANY WILL EXTEND TO EACH PROSPECTIVE INVESTOR (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF SHARES, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN.  ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY BROKER OR THIRD PARTY MAY BE RELIED UPON.

NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY.

THIS AGREEMENT CONTAINS FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY’S PERFORMANCE, STRATEGY, PLANS, OBJECTIVES, EXPECTATIONS, BELIEFS AND INTENTIONS.  THE OUTCOME OF THE EVENTS DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS IS SUBJECT TO SUBSTANTIAL RISKS, AND ACTUAL RESULTS COULD DIFFER MATERIALLY.  THE SECTIONS ENTITLED “EXECUTIVE SUMMARY,” “RISK FACTORS,” AND “DESCRIPTION OF BUSINESS,” AND OTHER INFORMATION IN ANY SEC FILING OR REPORT, AS WELL AS THIS AGREEMENT GENERALLY, AND IN ANY DOCUMENT THAT ACCOMPANIES OR IS PROVIDED IN CONNECTION WITH THIS AGREEMENT, CONTAIN DISCUSSIONS OF RISKS AND SOME OF THE FACTORS THAT COULD CONTRIBUTE TO DIFFERENCES.

THE OFFERING PRICE OF THE SHARES HAS BEEN DETERMINED ARBITRARILY.  THE PRICE OF THE SHARES DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS OR BOOK VALUE OF THE COMPANY, OR TO POTENTIAL ASSETS, EARNINGS, OR BOOK VALUE OF THE COMPANY.  THERE IS NO ACTIVE TRADING MARKET IN THE COMPANY’S COMMON STOCK AND THERE CAN BE NO ASSURANCE THAT AN ACTIVE TRADING MARKET IN ANY OF THE COMPANY’S SECURITIES WILL DEVELOP OR BE MAINTAINED.  A LIMITED NUMBER OF SHARES OF COMMON STOCK MAY BE ELIGIBLE FOR TRADING PRIOR TO REGISTRATION OF THE SECURITIES SOLD IN THE OFFERING, AND SUCH REGISTRATION MAY BE DELAYED IN CERTAIN CIRCUMSTANCES.  THE PRICE OF SHARES QUOTED ON THE OTC BULLETIN BOARD OR TRADED ON ANY EXCHANGE MAY BE IMPACTED BY A LACK OF LIQUIDITY OR AVAILABILITY OF SHARES FOR PUBLIC SALE AND ALSO WILL NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS, BOOK VALUE OR POTENTIAL PROSPECTS OF THE COMPANY OR APPLICABLE QUOTED OR TRADING PRICES THAT MAY EXIST FOLLOWING REGISTRATION OR THE LAPSE OF RESTRICTIONS ON THE SECURITIES SOLD PURSUANT TO THE OFFERING OR OTHER RESTRICTIONS. SUCH PRICES SHOULD NOT BE CONSIDERED ACCURATE INDICATORS OF FUTURE QUOTED OR TRADING PRICES THAT MAY SUBSEQUENTLY EXIST FOLLOWING.

THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR FOR NO REASON. THE COMPANY IS NOT OBLIGATED TO NOTIFY RECIPIENTS OF THIS AGREEMENT WHETHER ALL OF THE SHARES OFFERED HEREBY HAVE BEEN SOLD.

SUBSCRIBERS MAY BE DEEMED TO BE IN POSSESSION OF MATERIAL NON-PUBLIC INFORMATION WITHIN THE MEANING OF THE UNITED STATES SECURITIES LAWS AND REGULATIONS REGARDING A PUBLIC COMPANY. THIS AGREEMENT CONTAINS CONFIDENTIAL INFORMATION CONCERNING THE COMPANY, AND HAS BEEN PREPARED SOLELY FOR USE IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN. ANY USE OF THIS INFORMATION FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH THE CONSIDERATION OF AN INVESTMENT IN THE SECURITIES OF THE COMPANY THROUGH THE OFFERING DESCRIBED HEREIN MAY SUBJECT THE USER TO CIVIL AND/OR CRIMINAL LIABILITY. THE RECIPIENT, BY ACCEPTING THIS AGREEMENT, AGREES NOT TO: (I) DISTRIBUTE OR REPRODUCE THIS AGREEMENT, IN WHOLE OR IN PART, AT ANY TIME, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY; (II) TO KEEP CONFIDENTIAL THE EXISTENCE OF THIS DOCUMENT AND THE INFORMATION CONTAINED HEREIN OR MADE AVAILABLE IN CONNECTION WITH ANY FURTHER INVESTIGATION OF THE COMPANY; AND (III) REFRAIN FROM TRADING IN THE PUBLICLY-TRADED SECURITIES OF THE COMPANY OR ANY OTHER RELEVANT COMPANY FOR SO LONG AS SUCH RECIPIENT IS IN POSSESSION OF THE MATERIAL NON-PUBLIC INFORMATION CONTAINED HEREIN. SUBSCRIBERS ARE ADVISED THAT THEY SHOULD SEEK THEIR OWN LEGAL COUNSEL PRIOR TO EFFECTUATING ANY TRANSACTIONS IN THE PUBLICLY TRADED COMPANY’S SECURITIES.

FOR RESIDENTS OF ALL STATES

THIS OFFERING IS BEING MADE SOLELY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(A)(2) THEREUNDER AND REGULATION D (RULE 506) OF THE SECURITIES ACT AND CORRESPONDING PROVISIONS OF STATE SECURITIES LAWS.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE.  EACH INVESTOR SHOULD CONTACT HIS, HER OR ITS OWN ADVISORS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON AN INVESTOR’S PARTICULAR FINANCIAL SITUATION.  IN NO EVENT SHOULD THIS AGREEMENT BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE COMPANY.

FOR FLORIDA SALES ONLY

FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OR CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.  PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.

1.           SUBSCRIPTION AND PURCHASE PRICE

(a)           Subscription.  Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Shares indicated on page 21 hereof on the terms and conditions described herein.

(b)           Purchase of Shares.  The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Shares shall be set at Ten Cents ($0.10) per Share, for an aggregate purchase price as set forth on page 22 hereof (the “Aggregate Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Shares subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds delivered contemporaneously with the Subscriber’s delivery of this Agreement to the Company in accordance with the wire instructions provided on Exhibit B and pursuant to and in accordance with the Escrow Agreement, attached hereto as Exhibit C (the “Escrow Agreement”). The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2.           ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES

(a)           Acceptance or Rejection. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription (collectively, the "Transaction Documents"), the Subscriber shall be legally bound to purchase the Shares pursuant to the terms and conditions set forth in this Agreement.  For the avoidance of doubt, upon the occurrence of the failure by the Company to fully, faithfully and punctually perform and discharge any of its duties, obligations and responsibilities as set forth in any of the Transaction Documents, which shall have been performed or otherwise discharged prior to the Closing (as defined below), the Subscriber may, on or prior to the Closing, at its sole and absolute discretion, elect not to purchase the Shares and provide instructions to the escrow agent under the Escrow Agreement to receive the full and immediate refund of the Aggregate Purchase Price. The Subscriber understands and agrees that the Company reserves the right to reject this subscription for Shares in whole or part in any order at any time prior to the Closing for any reason, notwithstanding the Subscriber’s prior receipt of notice of acceptance of the Subscriber’s subscription.  In the event the Closing does not take place because of (i) the rejection of subscription for Shares by the Company; or (ii) the election not to purchase the Shares by the Subscriber; or (iii) failure to effectuate the Initial Closing (as defined below) on or prior to March 31, 2014 (unless extended in the discretion of the Board of Directors) for any reason or no reason, this Agreement and any other Transaction Documents shall thereafter be terminated and have no force or effect, and the parties shall take all steps, including the execution of instructions to the escrow agent, to ensure that the Aggregate Purchase Price held in accordance with the Escrow Agreement shall promptly be returned or caused to be returned to the Subscriber without interest thereon or deduction therefrom.

(b)           Closing.  The closing of the purchase and sale of the Shares hereunder (the “Closing”) shall take place at the offices of Sichenzia Ross Friedman Ference, LLP, 61 Broadway, 32nd Floor, New York, NY 10006 or such other place as determined by the Company and may take place in one of more closings.  Closings shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 7 below, as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Shares purchased by the Subscriber will be delivered by the Company promptly following the Final Closing Date (as defined in Section 5(h) below) of the Offering.

(c)           Following Acceptance or Rejection.  The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. In the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Aggregate Purchase Price received as an interest free loan to the Company until such time as the Subscription is accepted.

(d)           Purchase Price Reset.  For a period of twelve (12) months from the Closing Date, in the event that the Company issues or sells any shares of Common Stock or any Common Stock Equivalent (calculated on an as converted, as exercised basis) pursuant to which shares of Common Stock may be acquired at a price less than the per share Purchase Price (a “Share Dilutive Issuance”), except for Exempt Issuances, then the Company shall promptly issue additional Shares to the Subscriber who held outstanding Shares on the date of such Share Dilutive Issuance, for no additional consideration, in an amount sufficient that (a) the Aggregate Purchase Price paid at the Closing, for such outstanding Shares held by Subscriber on the date of such Share Dilutive Issuance, when divided by (x) the sum of (i) the total number of outstanding Shares held by the Subscriber on the date of such Share Dilutive Issuance, (ii) any other shares of Common Stock then or theretofore issued in respect of such outstanding Shares (by stock split, stock dividend or otherwise) that resulted in an adjustment to the per share Purchase Price, and (iii) all Additional Shares issued with respect to such outstanding Shares held by the Subscriber on the date of such Share Dilutive Issuance that were issued as a result of Share Dilutive Issuances that occurred prior to such Share Dilutive Issuance, will equal the price per share of Shares in such Share Dilutive Issuance, (each such adjustment, a “Share Dilution Adjustment”, and such shares, the “Additional Shares”).   The Additional Shares to be issued in a Share Dilution Adjustment shall be issued by the Company only to the original Subscriber who held outstanding Shares on the date of the applicable Share Dilutive Issuance (in proportion to the number of such Shares held by Subscriber on the date of such Share Dilutive Issuance).  Such Additional Shares must be delivered to the applicable Subscriber not later than three days from the date the Share Dilutive Issuance occurs.  The holder of outstanding Additional Shares is granted the same rights and benefits as a holder of outstanding Shares pursuant to the Transaction Documents, except that such rights and benefits shall not apply to a holder of outstanding Additional Shares after such outstanding Additional Shares have been irrevocably sold pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 without further restrictions or conditions to transfer pursuant to Rule 144. “Exempt Issuances” means (i) Company securities issued or issuable upon a stock split, stock dividend, or any subdivision of Company securities, (ii) Company securities issued or issuable as full or partial consideration in connection with a strategic merger, acquisition, exchange, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (iii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (iv) the Company’s issuance of securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding and on the terms in effect on the Final Closing Date, (v) an issuance by the Company of securities resulting from the conversion of the Preferred Shares issued pursuant to this Agreement, (vi) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans that have been approved by a majority of the stockholders and a majority of the independent members of the board of directors of the Company or in existence as such plans are constituted on the date of this Agreement, and (vii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to consultants and service providers approved by a majority in amount of the Shares sold in the Offering, including the Preferred Shares, voting as a group, held as of the date of approval.  Notwithstanding anything herein or in any other agreement to the contrary, the Company shall only be required to make a single adjustment with respect to any Lower Price Issuance, regardless of the existence of multiple basis therefore.  For purposes of this Section 2(d), “Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(e)           Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein. The number of Shares or Preferred Shares, as the case may be that the Subscriber shall thereafter, be issued and obtain on the conversion or exercise thereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

(f)           Certificate as to Adjustments.  In each case of any adjustment or readjustment in the Shares or Preferred Shares issuable hereunder, the Company, at its expense, will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms hereof and of the Series B Preferred Stock Certificate of Designation, as applicable, and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or other securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or other securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of Shares or Preferred Shares to be received and shares of Common Stock to be received. The Company will forthwith mail a copy of each such certificate to the Subscriber.

3.           THE SUBSCRIBER’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a)           The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, enforceable against Subscriber in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)           The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”).  In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i)           The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(ii)           The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(iii)           The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities.

(iv)           The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v)           The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(vi)           The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c)           The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(d)           The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks described under the heading “Risk Factors” in the Company’s filings with the SEC and in the Information Package, when delivered, and which risk factors are incorporated herein by reference, and any additional disclosures in the nature of Risk Factors described herein.

 (e)           The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that the Company is under no obligation to register the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(f)           No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Shares, the Subscriber is not relying upon any representations other than those contained herein.

(g)           The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(h)           The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

(i)           Neither the SEC nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

(j)           The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(k)           (i)           In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Transaction Documents and the Information Package.  To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder.  The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Transaction Documents or the Information Package (when delivered).

(ii)           The Subscriber represents and warrants that: (i) the Subscriber was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship  and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

(l)           The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(m)           The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(n)           The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(o)           No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

(p)           (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(q)           This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(r)           The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds the Subscriber’s Aggregate Purchase Price tendered hereunder.

(s)           The Subscriber is an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding such person’s residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

(t)           The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

4.           THE COMPANY’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a)           Organization and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation.  The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company's business or (b) the nature of the business conducted by the Company.  The Company has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and to carry out the transactions contemplated hereby and thereby.  All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby and thereby, including the Vaporin Acquisition, and the performance of all of the Company's obligations under this Agreement and the other Transaction Documents have been taken or will be taken prior to the Closing.  This Agreement has been, and the other Transaction Documents to which the Company is a party on the Closing will be, duly executed and delivered by the Company, and this Agreement is, and each of the other Transaction Documents to which it is a party on the Closing will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(b)           Issuance of Securities.  The Securities to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable.

(c)           Authorization; Enforcement.  The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and the consummation of the transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which it is bound or to which any assets of the Company are subject, (d) result in the creation of any lien or encumbrance upon the assets of the Company, or upon any Shares or other securities of the Company, (e) conflict with or result in a breach of or constitute a default under any provision of those certain articles of incorporation or those certain bylaws of the Company, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company.

(d)           SEC Filings. The Company is in full compliance with the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Subscriber through the EDGAR system true and complete copies of each of the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K.

(e)           No Financial Advisor.  The Company acknowledges and agrees that the Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby. The Company further acknowledges that the Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Subscriber or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Subscriber’s purchase of the Shares. The Company further represents to the Subscriber that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(f)           Indemnification.  The Company will indemnify and hold harmless the Subscriber and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all Loss arising out of or based upon any representation or warranty of the Company contained herein or in any document furnished by the Company to the Subscriber in connection herewith being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company to the Subscriber in connection therewith; provided, however, that the Company’s liability shall not exceed the Subscriber’s Aggregate Purchase Price tendered hereunder.

(g)           Capitalization and Additional Issuances.  The authorized and outstanding capital stock of the Company on a fully diluted basis as of the date of this Agreement and the Closing Date (not including the Securities) is set forth on Schedule 4(g).  Except as set forth in the Company’s filings with the SEC, there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of its subsidiaries.  The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company are described in the Company’s filings with the SEC.  There are no outstanding agreements or preemptive or similar rights affecting the Company's Common Stock.

(h)           Private Placements.  Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers as contemplated hereby.

(j)           Investment Company.  The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Shares will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

5.           OTHER AGREEMENTS OF THE PARTIES

(a)           Furnishing of Information.  As long as any Subscriber owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, the Company shall prepare and furnish to the Subscribers and make publicly available in accordance with Rule 144(c) under the Securities Act such information as is required for the Subscribers to sell the Securities under Rule 144.  The Company further covenants that it shall take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, including, without limitation, payment of all legal fees and transfer agent fees associated with the Subscriber’s removal of restrictive legends (but excluding brokerage fees or commissions), provided, however, that Subscribers utilize only counsel approved by the Company.

       (b)           Shareholder Rights Plan.  No claim will be made or enforced by the Company or, to the knowledge of the Company, any other person that any Subscriber is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Subscriber could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Subscribers.  The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to the Subscriber as a result of the Subscriber and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the issuance of the transactions contemplated hereunder, including the Vaporin Acquisition.

(c)           Securities Laws Disclosure; Publicity.  Each Subscriber shall consult with the Company in issuing any press releases with respect to the transactions contemplated hereby, and no Subscriber shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulatory agency, without the prior written consent of such Subscriber, except (i) as required by federal securities law in connection with any registration statement contemplated by Section 6 (ii) to the extent such disclosure is required by law.

(d)           Integration.  The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, after the date hereof, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Subscribers.

(e)           Reservation of Securities.  The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.  In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.  The Subscribers acknowledge that certain Subscribers shall be entitled to subscribe for the Preferred Shares.  The Preferred Shares shall be substantially equivalent in all respects to the Shares, and shall be convertible into Shares, other than a liquidation preference of $0.0001 per share upon a liquidation or dissolution of the Company and shall contain certain beneficial ownership blockers.

(f)           Reimbursement.  If any Subscriber or any of its affiliates or any officer, director, partner, controlling person, employee or agent of a Subscriber or any of its affiliates (a “Related Person”) becomes involved in any capacity in any proceeding brought by or against any person in connection with or as a result of any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Documents, the Company will indemnify and hold harmless such Subscriber or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any losses incurred in connection therewith, as such expenses or losses are incurred, excluding only losses that result directly from such Subscribers’ or Related Person’s gross negligence or willful misconduct.  The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Subscribers and any such Related Persons.  The Company also agrees that neither the Subscribers nor any Related Persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any losses incurred by the Company result from the gross negligence or willful misconduct of the applicable Subscriber or Related Person in connection with such transactions; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds the Subscriber’s Aggregate Purchase Price tendered hereunder.  If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Subscribers on demand for all costs for collection and enforcement (including reasonable attorneys’ fees and expenses).  Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Subscribers on demand for all costs of enforcing the indemnification obligations in this paragraph.  Notwithstanding anything in this Section 5(f) to the contrary, the Company’s liability to the Subscriber hereunder shall not exceed the Subscriber’s Aggregate Purchase Price.

(g)           Use of Proceeds.  The Company anticipates using the gross proceeds from the Offering as set forth on Schedule A, annexed hereto.

(h)           Closings.  During the Offering, subscriptions will be placed and held in a non-interest bearing escrow account Citibank, NA.  The initial closing shall be referred to as the ‘Initial Closing” and may be held upon receipt and acceptance of subscriptions evidencing at least the Minimum Offering amount and may occur on or before March 31, 2014. The date of the Initial Closing is sometimes referred to as the “Initial Closing Date.”  Subsequent closings (each a “Subsequent Closing”) will be held until the earlier to occur of: (i) the date on which the Maximum Offering has been subscribed for and accepted by the Company, and (ii) April 30, 2014.  The Offering may be extended up to May 31, 2014 (the “Final Closing” and such date of the Final Closing, the “Final Closing Date”), without additional notice to Subscribers.  Officers, directors and affiliates of the Company and the placement agent, if any, may purchase securities in the Offering.

(i)           Counsel Retention.  The Company agrees and undertakes to retain and continue the retention of Harvey Kesner, currently counsel to the Company, as principal counsel and any law firm (currently the firm listed on Exhibit D hereto) for a period of at least eighteen (18) months from the Final Closing Date as outside securities reporting and general corporate counsel co/counsel pursuant to the standard form of such firm’s engagement including, without limitation, providing any and all waivers of any actual or perceived conflicts of interest in connection with any prior engagements by and Subscribers, provided the Parties recognize that Company is entitled to counsel of its choice and in the event of any premature termination will be responsible only for the usual and customary monthly retainer fees for such period.

(j)           Disclosure of Transactions and Other Material Information. On or before 9:30 a.m., New York time, on the third (3rd)  Business Day following the date of the first Closing of the transactions contemplated by this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Agreements in the form required by the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and attaching all the material agreements (including, without limitation, this Agreement and the form of the Vaporin Acquisition agreements) (including all attachments, the “8-K Filing”).  From and after the issuance of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to the Subscriber by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement.  The Company shall as promptly as practicable following the 8-K Filing amend the 8-K filing to file such financials statements and other information as required under the Exchange Act, but in no event later than seventy-one (71) days following such 8-K Filing.

6.           PIGGY BACK REGISTRATION RIGHTS

(a)           For a period of twelve (12) months following the Closing Date, if the Company shall decide to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Subscriber a written notice of such determination and, if within fifteen days after the date of such notice, any such Subscriber shall so request in writing, the Company shall include in such registration statement, all or any part of Subscriber’s shares of Common Stock or shares of Common Stock underlying the Preferred Shares, as the case may be (collectively, the “Registrable Securities”) such Subscriber requests to be registered; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section that are eligible for resale without restriction pursuant to Rule 144 promulgated under the Securities Act or that are the subject of a then effective registration statement; provided, further, however,

(i) if the registration statement is an offering to be made on a continuous basis pursuant to Rule 415 and is not on a Form S-3, and the SEC advises the Company that all of the Registrable Securities which such Holders have requested to be registered may not be included under Rule 415(a)(i), then the number of Registrable Securities to be registered for each Subscriber shall be reduced pro-rata among all the Subscribers to an amount to which is permitted by the SEC for resale under Rule 415(a)(i); provided, further, however, the Registrable Securities hereunder shall have first priority over shares being registered by any other third parties other than the Company; and

                                    (ii)           if the registration so proposed by the Company involves an underwritten offering of the securities so being registered for the account of the Company, to be distributed by or through one or more underwriters of recognized standing, and the managing underwriter of such underwritten offering shall advise the Company in writing that, in its opinion, the distribution of all or a specified portion of the Registrable Securities which the Subscribers have requested the Company to register and otherwise concurrently with the securities being distributed by such underwriters will materially and adversely affect the distribution of such securities by such underwriters (such opinion to state the reasons therefor), then the Company will promptly furnish each such Subscriber of Registrable Securities with a copy of such opinion, and by providing such written notice to each such Subscriber, such Subscriber may be denied the registration of all or a specified portion of such Registrable Securities (in case of such a denial as to a portion of such Registrable Securities, such portion to be allocated pro rata among the Subscribers); provided, however, shares to be registered by the Company for issuance by the Company shall have first priority, each holder of Registrable Securities hereunder shall have second priority, and any other shares being registered on account of other third parties shall have third priority.

7.           CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

The Company’s right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription:

(a)           As of the Closing, no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b)           The representations and warranties of the Company contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct as of the Closing as if made on the Closing Date.

8.	MISCELLANEOUS PROVISIONS

(a)           All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

(b)           Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c)           Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d)           The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(e)           Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f)           Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g)           This Agreement is not transferable or assignable by the Subscriber.

(h)           This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

(i)           The Company and the Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in the City of New York, Borough of Manhattan, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(j)           WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(j)           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ____ day of _____, 2014.

x $0.10 for each Share =
Shares subscribed for		Aggregate Purchase Price

The undersigned Subscriber hereby elects to purchase the following securities:

☐ Common Stock

☐ Series B Preferred Stock (by 5% or greater holders only)

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE 23.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 24.

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held
_________________________________ Name (Please Print)	_________________________________ Name of Additional Purchaser
_________________________________ Residence: Number and Street	_________________________________ Address of Additional Purchaser
_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code
_________________________________ Social Security Number	_________________________________ Social Security Number
_________________________________ Telephone Number	_________________________________ Telephone Number
_________________________________ Fax Number (if available)	________________________________ Fax Number (if available)
_________________________________ E-Mail (if available)	________________________________ E-Mail (if available)
__________________________________ (Signature)	________________________________ (Signature of Additional Purchaser)
ACCEPTED this ___ day of _________ 2014, on behalf of the Company.
By:_________________________________ Name: Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________ Name of Entity (Please Print)
Date of Incorporation or Organization:
State of Principal Office:
Federal Taxpayer Identification Number:
____________________________________________
Office Address

____________________________________________
City, State and Zip Code

____________________________________________
Telephone Number

____________________________________________
Fax Number (if available)

____________________________________________
E-Mail (if available)

By: _________________________________ Name: Title:
[seal] Attest: _________________________________ (If Entity is a Corporation)	_________________________________ _________________________________ Address

ACCEPTED this ____ day of __________ 2014, on behalf of the Company.
By: _________________________________ Name: Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

INVESTOR QUESTIONNAIRE

Instructions:  Check all boxes below which correctly describe you.

☐
You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for shares, is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐
You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Shares and its underlying securities in excess of $5,000,000.

☐	You are a director or executive officer of the Company.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 (excluding residence) at the time of your subscription for and purchase of the Shares.

☐
You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐
You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares and whose subscription for and purchase of the Shares is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in the Shares, your:

Investment Objectives:                                            ☐ Aggressive Growth                                           ☐ Speculation

Risk Tolerance:                                            ☐ Low Risk                                            ☐ Moderate Risk                                 ☐ High Risk

Are you associated with a FINRA Member Firm?                                                                                      ☐ Yes                       ☐ No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

____ ____	I/We understand that this investment is not guaranteed.

____ ____	I/We are aware that this investment is not liquid.

____ ____	I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____ ____
I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification.  Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Shares.

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Name of Purchaser  [please print]
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Signature of Purchaser (Entities please
provide signature of Purchaser’s duly
authorized signatory.)
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Name of Signatory (Entities only)
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Title of Signatory (Entities only)
___________________________________ Name of Co-Purchaser [please print] ___________________________________ Signature of Co-Purchaser